                                                              Exhibit 10(a)(15)

                              UTILICORP UNITED INC.

                    SUPPLEMENTAL CONTRIBUTORY RETIREMENT PLAN

                         EFFECTIVE AS OF JANUARY 1, 1998

                                TABLE OF CONTENTS

                                                                                PAGE
PURPOSE
ARTICLE 1 DEFINITIONS..............................................................2

ARTICLE 2 SELECTION, ENROLLMENT, ELIGIBILITY.......................................7

       2.1 Selection by Committee..................................................7
       2.2 Enrollment Requirements.................................................7
       2.3 Eligibility; Commencement of Participation..............................7
       2.4 Termination of Participation and/or Deferrals...........................8

ARTICLE 3 DEFERRAL COMMITMENTS/COMPANY MATCHING/CREDITING/TAXES....................8

       3.1 Annual Deferral Amounts.................................................8
       3.2 Election to Defer; Effect of Election Form..............................8
       3.3 Withholding of Annual Deferral Amounts..................................9
       3.4 Company Matching Amount.................................................9
       3.4A Discretionary Contributions............................................9
       3.5 Investment of Trust Assets..............................................9
       3.6 Vesting.................................................................9
       3.7 Crediting/Debiting of Account Balances..................................10
       3.8 FICA and Other Taxes....................................................12
       3.9 Distributions...........................................................12

ARTICLE 4 UNFORESEEABLE FINANCIAL EMERGENCIES; WITHDRAWAL ELECTION.................12

       4.1 Withdrawal Payout/Suspensions for Unforeseeable Financial Emergencies...12
       4.2 Withdrawal Election.....................................................12

ARTICLE 5 RETIREMENT BENEFIT.......................................................13

       5.1 Retirement Benefit......................................................13
       5.2 Payment of Retirement Benefit...........................................13
       5.3 Death Prior to Completion of Retirement Benefit.........................13

ARTICLE 6 PRE-RETIREMENT SURVIVOR BENEFIT..........................................14

       6.1 Pre-Retirement Survivor Benefit.........................................14
       6.2 Payment of Pre-Retirement Survivor Benefit..............................14

ARTICLE 7 TERMINATION BENEFIT......................................................14

       7.1 Termination Benefit.....................................................14
       7.2 Payment of Termination Benefit..........................................14


                                       -ii-

ARTICLE 8 DISABILITY WAIVER AND BENEFIT............................................14

       8.1 Disability Waiver.......................................................14
       8.2 Continued Eligibility; Disability Benefit...............................15

ARTICLE 9 BENEFICIARY DESIGNATION..................................................15

       9.1 Beneficiary.............................................................15
       9.2 Beneficiary Designation; Change.........................................15
       9.3 Acknowledgement.........................................................15
       9.4 No Beneficiary Designation..............................................15
       9.5 Doubt as to Beneficiary.................................................16
       9.6 Discharge of Obligations................................................16

ARTICLE 10 LEAVE OF ABSENCE........................................................16

       10.1 Paid Leave of Absence..................................................16
       10.2 Unpaid Leave of Absence................................................16

ARTICLE 11 TERMINATION, AMENDMENT OR MODIFICATION..................................16

       11.1 Termination............................................................16
       11.2 Amendment..............................................................17
       11.3 Plan Agreement.........................................................17
       11.4 Effect of Payment......................................................17

ARTICLE 12 ADMINISTRATION..........................................................17

       12.1 Committee Duties.......................................................17
       12.2 Agents.................................................................18
       12.3 Binding Effect of Decisions............................................18
       12.4 Indemnity of Committee.................................................18
       12.5 Employer Information...................................................18

ARTICLE 13 OTHER BENEFITS AND AGREEMENTS...........................................18

       13.1 Coordination with Other Benefits.......................................18

ARTICLE 14 CLAIMS PROCEDURES.......................................................18

       14.1 Presentation of Claim..................................................18
       14.2 Notification of Decision...............................................18
       14.3 Review of a Denied Claim...............................................19
       14.4 Decision on Review.....................................................19
       14.5 Legal Action...........................................................19

ARTICLE 15 TRUST    20

       15.1 Establishment of the Trust.............................................20
       15.2 Interrelationship of the Plan and the Trust............................20


                                      -iii-

       15.3 Distributions From the Trust...........................................20

ARTICLE 16 MISCELLANEOUS...........................................................20

       16.1 Status of Plan.........................................................20
       16.2 Unsecured General Creditor.............................................20
       16.3 Employer's Liability...................................................20
       16.4 Nonassignability.......................................................20
       16.5 Not a Contract of Employment...........................................21
       16.6 Furnishing Information.................................................21
       16.7 Terms..................................................................21
       16.8 Captions...............................................................21
       16.9 Governing Law..........................................................21
       16.10 Notice................................................................21
       16.11 Successors............................................................21
       16.12 Spouse's Interest.....................................................22
       16.13 Validity..............................................................22
       16.14 Incompetent...........................................................22
       16.15 Court Order...........................................................22
       16.16 Distribution in the Event of Taxation.................................22
       16.17 Insurance.............................................................22
       16.18 Legal Fees To Enforce Rights After Change in Control..................23

                              UTILICORP UNITED INC.

                    SUPPLEMENTAL CONTRIBUTORY RETIREMENT PLAN

                            EFFECTIVE JANUARY 1, 1998

                                     PURPOSE

     The purpose of this Plan is to provide specified benefits to a select group of management and highly compensated Employees who contribute materially to the continued growth, development and future business success of UtiliCorp United Inc., a Delaware corporation, and its subsidiaries, if any, that sponsor this Plan. This Plan shall be unfunded for tax purposes and for purposes of Title I of ERISA.

                                    ARTICLE 1

                                   DEFINITIONS

     For purposes of this Plan, unless otherwise clearly apparent from the context, the following phrases or terms shall have the following indicated meanings:

1.1 "Account Balance" shall mean, with respect to each Participant, a credit on the records of the Employer equal to the sum of his (i) Deferral Account balance, (ii) the vested Company Matching Account balance, and (iii) the vested Discretionary Contribution Account balance. The Account Balance, and each other specified account balance, shall be a bookkeeping entry only and shall be utilized solely as a device for the measurement and determination of the amounts to be paid to a Participant, or his or her designated Beneficiary, pursuant to this Plan.

1.2 "Annual Company Matching Amount" for any one Plan Year shall be the amount determined in accordance with Section 3.4.

1.3 "Annual Deferral Amount" shall mean that portion of a Participant's Base Annual Salary that a Participant elects to have, and is deferred, in accordance with Article 3, for any one Plan Year. In the event of a Participant's Retirement, Disability (if deferrals cease in accordance with Section 8.1), death or a Termination of Employment prior to the end of a Plan Year, such year's Annual Deferral Amount shall be the actual amount withheld prior to such event.

1.4 "Base Annual Salary" shall mean the annual cash compensation relating to services performed during any calendar year, whether or not paid in such calendar year or included on the Federal Income Tax Form W-2 for such calendar year, excluding bonuses, commissions, overtime, fringe benefits, stock options, relocation expenses, incentive payments, non-monetary awards, directors fees and other fees, automobile and other allowances paid to a Participant for employment services rendered (whether or not such allowances are included in the Employee's gross income). Base Annual Salary shall be calculated before reduction for compensation voluntarily deferred or contributed by the Participant pursuant to all qualified or non-qualified plans of any Employer and shall be calculated to include amounts not otherwise included in the Participant's gross income under Code Sections 125, 402(e)(3), 402(h), or 403(b) pursuant to plans established by any Employer; provided, however, that all such amounts will be included in compensation only to the extent that, had there been no such plan, the amount would have been payable in cash to the Participant.

1.5 "Beneficiary" shall mean one or more persons, trusts, estates or other entities, designated in accordance with Article 9, that are entitled to receive benefits under this Plan upon the death of a Participant.

1.6 "Beneficiary Designation Form" shall mean the form established from time to time by the Committee that a Participant completes, signs and returns to the Committee to designate one or more Beneficiaries.

1.7  "Board" shall mean the board of directors of the Company.

1.8 "Change in Control" shall mean the first to occur of any of the following events:

     (a) any Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its affiliates, other than in connection with the acquisition by the Company or its affiliates of a business) representing 20% or more of either the then outstanding shares of common stock of the Company or the combined voting power of the Company's then outstanding securities; or

     (b) the following individuals cease for any reason to constitute at least two-thirds (2/3) of the number of directors then serving: individuals who, on August 4, 1998, constituted the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company (as such terms are used in Rule 14A-11 of Regulation 14A under the Exchange Act)) whose appointment or election by the Board or nomination of election by the Company's shareholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on August 4, 1998, or whose appointment, election or nomination for election was previously approved; or

     (c) the consummation of a merger or consolidation of the Company with any other entity, other than (i) a merger or consolidation which would result in (A) the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company, greater than 50% of the combined voting power of the voting securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, (B) such of Richard C. Green, Jr. and Robert K. Green continuing as members of the board of directors of the surviving entity or ultimate parent thereof as were members of the Board of the Company immediately prior to such transaction, and (C) individuals described in paragraph (2) above constitute more than one-half of the members of the board of directors of the surviving entity or ultimate parent thereof, or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Company or its affiliates, other than in connection with the acquisition by the Company or its affiliates of a business) representing

          20% or more of either the then outstanding shares of common stock of the Company or the combined voting power of the Company's then outstanding securities; or

     (d) the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets, other than a sale or disposition by the Company of all or substantially all of the Company's assets to an entity, greater than 50% of the combined voting power of the voting securities of which is owned by Persons in substantially the same proportions as their ownership of the Company immediately prior to such sale.

          Notwithstanding the foregoing, no "Change in Control" shall be deemed to have occurred if there is consummated any transaction or series of integrated transactions immediately following which the record holders of the common stock of the Company immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions.

     For purposes of this Section 1.8, the following definitions shall apply:

          (1) "Beneficial Owner" shall have the meaning set forth in Rule 13d-3 under the Exchange Act.

          (2) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

          (3) "Person" shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) the Company or any of its affiliates (as defined in Rule 12b-2 promulgated under the Exchange Act), (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its affiliates, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or
               (iv) a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of stock of the Company.

1.9  "Claimant" shall have the meaning set forth in Section 14.1.

1.10 "Code" shall mean the Internal Revenue Code of 1986, as it may be amended from time to time.

1.11 "Committee" shall mean the committee described in Article 12.

1.12 "Company" shall mean UtiliCorp United Inc., a Delaware corporation, and any successor to all or substantially all of the Company's assets or business.

1.13 "Company Matching Account" shall mean with respect to each Participant, (i) the amount credited to the Participant's "deferred benefit account(s)" as of December 31, 1997, under the terms of the Plan in effect immediately prior to the effective date of this restatement, plus (ii) the sum of all of a Participant's Company Matching Amounts attributable to amounts deferred under this restatement, plus (iii) amounts credited in accordance with all the applicable crediting provisions of this Plan that relate to the Participant's Company Matching Account, less (iv) all distributions made to the

     Participant or his or her Beneficiary pursuant to this Plan that relate to the Participant's Company Matching Account.

1.14 "Deduction Limitation" shall mean the following described limitation on a benefit that may otherwise be distributable pursuant to the provisions of this Plan. Except as otherwise provided, this limitation shall be applied to all distributions that are "subject to the Deduction Limitation" under this Plan. If an Employer determines in good faith prior to a Change in Control that there is a reasonable likelihood that any compensation paid to a Participant for a taxable year of the Employer would not be deductible by the Employer solely by reason of the limitation under Code Section 162(m), then to the extent deemed necessary by the Employer to ensure that the entire amount of any distribution to the Participant pursuant to this Plan prior to the Change in Control is deductible, the Employer may defer all or any portion of a distribution under this Plan. Any amounts deferred pursuant to this limitation shall continue to be credited/debited with additional amounts in accordance with Section 3.7 below, even if such amount is being paid out in installments. The amounts so deferred and amounts credited thereon shall be distributed to the Participant or his or her Beneficiary (in the event of the Participant's death) at the earliest possible date, as determined by the Employer in good faith, on which the deductibility of compensation paid or payable to the Participant for the taxable year of the Employer during which the distribution is made will not be limited by Section 162(m), or if earlier, the effective date of a Change in Control. Notwithstanding anything to the contrary in this Plan, the Deduction Limitation shall not apply to any distributions made after a Change in Control.

1.15 "Deferral Account" shall mean with respect to each Participant, (i) the amount credited to the Participant's "deferred benefit account(s)" as of December 31, 1997, under the terms of the Plan in effect immediately prior to the effective date of this restatement, plus (ii) the sum of all of a Participant's Annual Deferral Amounts attributable to amounts deferred under this restatement, plus (iii) amounts credited in accordance with all the applicable crediting provisions of this Plan that relate to the Participant's Deferral Account, less (iv) all distributions made to the Participant or his or her Beneficiary pursuant to this Plan that relate to his or her Deferral Account.

1.16 "Disability" shall mean a period of disability during which a Participant qualifies for permanent disability benefits under the Participant's Employer's long-term disability plan, or, if a Participant does not participate in such a plan, a period of disability during which the Participant would have qualified for permanent disability benefits under such a plan had the Participant been a participant in such a plan, as determined in the sole discretion of the Committee. If the Participant's Employer does not sponsor such a plan, or discontinues to sponsor such a plan, Disability shall be determined by the Committee in its sole discretion.

1.17 "Disability Benefit" shall mean the benefit set forth in Article 8.

1.17A "Discretionary Contribution Account" shall mean with respect to each Participant, (i) the Participant's Discretionary Contribution Amounts (if any) credited under this restatement, plus (ii) amounts credited or debited in accordance with the applicable crediting/debiting provisions of this Plan that relate to the Participant's Discretionary Contribution Account, less (iii) all distributions made to the Participant or his or her Beneficiary pursuant to the Plan that relate to his or her Discretionary Contribution Account.

1.17B "Discretionary Contribution Amount" for any one Plan Year shall be the amount determined in accordance with Section 3.4A.

1.18 "Election Form" shall mean the form established from time to time by the Committee that a Participant completes, signs and returns to the Committee to make an election under the Plan.

1.19 "Employee" shall mean a person who is an employee of any Employer.

1.20 "Employer(s)" shall mean the Company and/or any of its subsidiaries (now in existence or hereafter formed or acquired) that have been selected by the Board to participate in the Plan and have adopted the Plan as a sponsor.

1.21 "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as it may be amended from time to time.

1.22 "401(k) Plan" shall be that certain UtiliCorp United Inc. Retirement Investment Plan, formerly known as the UtiliCorp Restated Savings Plan, adopted by the Company.

1.23 "Maximum 401(k) Amount" with respect to a Participant, shall be the maximum amount of elective contributions that can be made by such Participant, consistent with Code Section 402(g) and the limitations of Code Section 401(k)(3), for a given plan year under the 401(k) Plan.

1.24 "Participant" shall mean any Employee (i) who is selected to participate in the Plan, (ii) who elects to participate in the Plan, (iii) who signs a Plan Agreement, an Election Form and a Beneficiary Designation Form, (iv) whose signed Plan Agreement, Election Form and Beneficiary Designation Form are accepted by the Committee, (v) who commences participation in the Plan, and (vi) whose Plan Agreement has not terminated. A spouse or former spouse of a Participant shall not be treated as a Participant in the Plan or have an account balance under the Plan, even if he or she has an interest in the Participant's benefits under the Plan as a result of applicable law or property settlements resulting from legal separation or divorce.

1.25 "Plan" shall mean the Company's Supplemental Contributory Retirement Plan, which shall be evidenced by this instrument and by each Plan Agreement, as they may be amended from time to time.

1.26 "Plan Agreement" shall mean a written agreement, as may be amended from time to time, which is entered into by and between an Employer and a Participant. Each Plan Agreement executed by a Participant and the Participant's Employer shall provide for the entire benefit to which such Participant is entitled under the Plan; should there be more than one Plan Agreement, the Plan Agreement bearing the latest date of acceptance by the Employer shall supersede all previous Plan Agreements in their entirety and shall govern such entitlement. The terms of any Plan Agreement may be different for any Participant, and any Plan Agreement may provide additional benefits not set forth in the Plan or limit the benefits otherwise provided under the Plan; provided, however, that any such additional benefits or benefit limitations must be agreed to by both the Employer and the Participant.

1.27 "Plan Year" shall mean a period beginning on January 1 of each calendar year and continuing through December 31 of such calendar year.

1.28 "Pre-Retirement Survivor Benefit" shall mean the benefit set forth in
     Article 6.

1.29 "Quarterly Installment Method" shall be a quarterly installment payment over the number of calendar quarters selected by the Participant in accordance with this Plan. The amount of such installments shall be redetermined on a quarterly basis by dividing the Participant's remaining Account Balance by the remaining number of installment payments. In no event shall any quarterly installment exceed the Participant's Account Balance at the time of distribution.

1.30 "Retirement", "Retire(s)" or "Retired" shall mean, with respect to an Employee, severance from employment from all Employers for any reason other than a leave of absence, death or Disability on or after the attainment of age fifty-five (55).

1.31 "Retirement Benefit" shall mean the benefit set forth in Article 5.

1.32 "Termination Benefit" shall mean the benefit set forth in Article 7.

1.33 "Termination of Employment" shall mean the severing of employment with all Employers, voluntarily or involuntarily, for any reason other than Retirement, Disability, death or an authorized leave of absence.

1.34 "Trust" shall mean one or more trusts established pursuant to that certain Executive Benefit Security Trust Agreement, dated as of January 1, 1997 between the Company and the trustee named therein, as amended from time to time.

1.35 "Unforeseeable Financial Emergency" shall mean an unanticipated emergency that is caused by an event beyond the control of the Participant that would result in severe financial hardship to the Participant resulting from (i) a sudden and unexpected illness or accident of the Participant or a dependent of the Participant, (ii) a loss of the Participant's property due to casualty, or (iii) such other extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant, all as determined in the sole discretion of the Committee.

1.36 "Years of Service" for a Participant shall mean the total number of full years of "Vesting Service" a Participant has earned under the terms of the 401(k) Plan.

                                    ARTICLE 2

                       SELECTION, ENROLLMENT, ELIGIBILITY

2.1 SELECTION BY COMMITTEE. Participation in the Plan shall be limited to a select group of management and highly compensated Employees of the Employers, as determined by the Committee in its sole discretion. From that group, the Committee shall select, in its sole discretion, Employees to participate in the Plan.

2.2 ENROLLMENT REQUIREMENTS. As a condition to participation, each selected Employee shall complete, execute and return to the Committee a Plan Agreement, an Election Form and a Beneficiary Designation Form, all within 30 days after he or she is selected to participate in the Plan. In addition, the Committee shall establish from time to time such other enrollment requirements as it determines in its sole discretion are necessary.

2.3 ELIGIBILITY; COMMENCEMENT OF PARTICIPATION. Provided an Employee selected to participate in the Plan has met all enrollment requirements set forth in this Plan and required by the Committee, including returning all required documents to the Committee within the specified time period, that Employee shall commence participation in the Plan on the first day of the month following the month in which the Employee completes all enrollment requirements. If an Employee fails to meet all such requirements within the period required, in accordance with
     Section 2.2, that Employee shall not be eligible to participate in the Plan until the first day of the Plan Year following the delivery to and acceptance by the Committee of the required documents.

2.4 TERMINATION OF PARTICIPATION AND/OR DEFERRALS. If the Committee determines in good faith that a Participant no longer qualifies as a member of a select group of management or highly compensated employees, as membership in such group is determined in accordance with Sections 201(2), 301(a)(3) and 401(a)(1) of ERISA, the Committee shall have the right, in its sole discretion, to (i) terminate any deferral election the Participant has made for the remainder of the Plan Year in which the Participant's membership status changes, (ii) prevent the Participant from making future deferral elections and/or (iii) immediately distribute the Participant's then Account Balance as a Termination Benefit and terminate the Participant's participation in the Plan.

                                    ARTICLE 3

              DEFERRAL COMMITMENTS/COMPANY MATCHING/CREDITING/TAXES

3.1  ANNUAL DEFERRAL AMOUNTS.

     For each Plan Year, the Annual Deferral Amount for a Participant shall be equal to: (A x B) - C, where:

          A    = the Participant's Base Annual Salary for the Plan Year

          B    = the contribution percentage elected by the Participant under the 401(k) Plan in effect as of the first day of the deferral period

          C    = the Participant's Maximum 401(k) Amount for the Plan Year.

     Notwithstanding the foregoing, the minimum deferral for any Plan Year shall be $1,000 and no amount shall be credited to a Participant's Deferral Account under this Plan for a Plan Year until such Participant has contributed the Maximum 401(k) Amount to the 401(k) Plan.

3.2  ELECTION TO DEFER; EFFECT OF ELECTION FORM.

     (a) FIRST PLAN YEAR. In connection with a Participant's commencement of participation in the Plan, the Participant shall make an irrevocable deferral election for the Plan Year in which the Participant commences participation in the Plan, along with such other elections as the Committee deems necessary or desirable under the Plan. For these elections to be valid, the Election Form must be completed and signed by the Participant, timely delivered to the Committee (in accordance with Section 2.2 above) and accepted by the Committee.

     (b) SUBSEQUENT PLAN YEARS. For each succeeding Plan Year, an irrevocable deferral election for that Plan Year, and such other elections as the Committee deems necessary or desirable under the Plan, shall be made before the end of the Plan Year preceding the Plan Year for which such elections are made, in accordance with the Committee's rules and procedures.

3.3 WITHHOLDING OF ANNUAL DEFERRAL AMOUNTS For each Plan Year, the Annual Deferral Amount for a Participant shall be withheld from each regularly scheduled Base Annual Salary payroll in equal amounts, as adjusted from time to time for increases and decreases in Base Annual Salary; provided, however, that no such amount shall be withheld until the Participant has contributed the Maximum 401(k) Amount to the 401(k) Plan for such Plan Year.

3.4 COMPANY MATCHING AMOUNT. A Participant's Company Matching Amount for any Plan Year shall be equal to one hundred percent (100%) of the Participant's Annual Deferral Amount for such Plan Year, up to an amount that does not exceed six percent (6%) of the Participant's Base Annual Salary, reduced by the amount of any matching contributions made to the 401(k) Plan on his or her behalf for the plan year of the 401(k) Plan that corresponds to the Plan Year. Company Matching Contributions shall be credited to Participant's Company Matching Accounts at the same time Company Matching Contributions would have been made under the 401(k) Plan.

3.4A DISCRETIONARY CONTRIBUTIONS. Effective with respect to Plan Years beginning on or after January 1, 1997, a Participant shall be credited with an annual amount (the "Discretionary Contribution Amount") equal to difference between:

     (a) the aggregate amount of Employer discretionary contributions which would have been allocated to the Participant's account under the 401(k) Plan if the Participant had elected not to defer all or any portion of his Base Annual Salary under this Plan for the applicable Plan Year, and

     (b) the aggregate amount of Employer discretionary contributions actually allocated to the Participant's account under the 401(k) Plan for such Plan Year.

     The purpose of the contributions under this Section is to make the Participant whole for the loss of the Employer discretionary contributions that such Participant would have received under the 401(k) Plan if the Participant had not elected to defer a portion of his or her Annual Base Salary under this Plan.

3.5 INVESTMENT OF TRUST ASSETS. The Trustee of the Trust shall be authorized, upon written instructions received from the Committee or investment manager appointed by the Committee, to invest and reinvest the assets of the Trust in accordance with the applicable Trust Agreement, including the disposition of stock and reinvestment of the proceeds in one or more investment vehicles designated by the Committee.

3.6  VESTING.

     (a) A Participant shall at all times be 100% vested in his or her Deferral Account.

     (b) A Participant shall be vested in his or her Company Matching and Discretionary Contribution Accounts as follows: (i) with respect to all benefits under this Plan other than the Termination Benefit, a Participant's vested Company Matching and Discretionary Contribution Accounts shall equal 100% of such Participant's Company Matching and Discretionary Contribution Accounts; and (ii) with respect to the Termination Benefit, a Participant's Company Matching and Discretionary Contribution Accounts shall vest on the basis of the Participant's Years of Service at the time the Participant experiences a Termination of Employment, in accordance with the following schedule:


        ---------------------------------------- ---------------------------------------
                      YEARS OF SERVICE                    VESTED PERCENTAGE OF
                         AT DATE OF                COMPANY MATCHING AND DISCRETIONARY
                 TERMINATION OF EMPLOYMENT                CONTRIBUTION ACCOUNTS
        ---------------------------------------- ---------------------------------------
                      Less than 1 year                                 0%
        ---------------------------------------- ---------------------------------------
            1 year or more, but less than 2                           20%
        ---------------------------------------- ---------------------------------------
            2 years or more, but less than 3                          40%
        ---------------------------------------- ---------------------------------------
            3 years or more, but less than 4                          60%
        ---------------------------------------- ---------------------------------------
            4 years or more, but less than 5                          80%
        ---------------------------------------- ---------------------------------------
            5 years or more                                          100%
        --------------------------------------------------------------------------------

     (c) Notwithstanding anything to the contrary contained in this Section 3.6, in the event of a Change in Control, a Participant's Company Matching and Discretionary Contribution Accounts shall immediately become 100% vested (if it is not already vested in accordance with the above vesting schedules).

     (d) Notwithstanding subsection (c), the vesting schedule for a Participant's Company Matching and Discretionary Contribution Accounts shall not be accelerated to the extent that the Committee determines that such acceleration would cause the deduction limitations of
          Section 280G of the Code to become effective. In the event that all of a Participant's Company Matching and Discretionary Contribution Accounts is not vested pursuant to such a determination, the Participant may request independent verification of the Committee's calculations with respect to the application of Section 280G. In such case, the Committee must provide to the Participant within 15 business days of such a request an opinion from a nationally recognized accounting firm selected by the Participant (the "Accounting Firm"). The opinion shall state the Accounting Firm's opinion that any limitation in the vested percentage hereunder is necessary to avoid the limits of Section 280G and contain supporting calculations. The cost of such opinion shall be paid for by the Company.

3.7 CREDITING/DEBITING OF ACCOUNT BALANCES. In accordance with, and subject to, the rules and procedures that are established from time to time by the Committee, in its sole discretion, amounts shall be credited or debited to a Participant's Account Balance in accordance with the following rules:

     (a) ELECTION OF MEASUREMENT FUNDS FOR DEFERRAL ACCOUNTS. Each Participant, in connection with his or her initial deferral election in accordance with Section 3.2 above, shall elect, in a manner designated by and acceptable to the Committee, one or more Measurement Fund(s) (as described in Section 3.7(c) below) to be used to determine the additional amounts to be credited to his or her Deferral Account balance for the first regularly scheduled payroll period in which the Participant commences participation in the Plan and continuing thereafter for each subsequent payroll period in which the Participant participates in the Plan, unless changed in accordance with the next sentence. Each Participant may elect in the manner and at the time(s) designated by and acceptable to the Committee, to add or delete one or more Measurement Fund(s) to be used to determine the additional amounts to be credited to his or her Deferral Account balance, or to change the portion of his or her Deferral Account balance allocated to each previously or newly elected Measurement Fund. Any election that is made in accordance with the previous sentence shall be effective as soon as administratively practicable following the acceptance of such election by the Committee.

     (b) PROPORTIONATE ALLOCATION. In making any election described in Section 3.7(a) above, the Participant shall specify, in increments of one percentage point (1%), the percentage of his or her Deferral Account balance to be allocated to a Measurement Fund (as if the Participant was making an investment in that Measurement Fund with that portion of his or her Deferral Account balance).

     (c) MEASUREMENT FUNDS FOR DEFERRAL ACCOUNTS. The "Measurement Funds" to be used to determine the additional amounts to be credited to a Participant's Deferral Account balance shall be determined by the Committee in its sole discretion. The Committee may from time to time discontinue, substitute or add a Measurement Fund, provided that any such action to discontinue or substitute any Measurement Fund may only take effect following at least thirty (30) days advance written notice of such change to the Participants.

     (d) CREDITING OR DEBITING METHOD. The performance of each Measurement Fund (either positive or negative) will be determined by the Committee, in its sole discretion, based on the investment performance of the Measurement Funds themselves. A Participant's Account Balance shall be credited or debited on a daily basis based on the investment performance of each Measurement Fund, AS DETERMINED BY THE COMMITTEE IN ITS SOLE DISCRETION, as though (i) such Participant's Deferral Account balance was invested in the applicable Measurement Fund(s) selected by the Participant; (ii) such Participant's Company Matching Account and Discretionary Contribution Account balances were invested in UtiliCorp United Inc. Common Stock; (iii) the portion of the Participant's Annual Deferral Amount that was actually deferred on any regularly scheduled payment date was invested in the applicable Measurement Fund(s) selected by the Participant, no later than the close of business on the second business day immediately following such regularly scheduled payment date; (iv) the Annual Company Matching and Discretionary Contribution Amounts (if any) attributable to a Participant for any Plan Year were invested in UtiliCorp United Inc. Common Stock as of the same date(s) such Amounts would have been credited under the 401(k) Plan had such Amounts been credited as a matching or discretionary contribution to the 401(k) Plan; and (v) any distribution made to a Participant that decreases such Participant's Account Balance ceased being invested in the applicable Measurement Fund(s), no earlier than the fifth business day preceding the date the Company pays such Participant his or her benefit in accordance with the other provisions of this Plan.

     (e) NO ACTUAL INVESTMENT. Notwithstanding any other provision of this Plan or any notice, statement, summary or other communication provided to a Participant that may be interpreted to the contrary, the Measurement Funds are to be used for measurement purposes only, and a Participant's election of any such Measurement Fund, the allocation to his or her Account Balance thereto, the calculation of additional amounts and the crediting or debiting of such amounts to a Participant's Account Balance SHALL NOT be considered or construed in any manner as an actual investment of his or her Account Balance in any such Measurement Fund. In the event that the Company or the trustee of the Trust, in its own discretion, decides to invest funds in any or all of the Measurement Funds, no Participant shall have any rights in or to such investments themselves. Without limiting the foregoing, a Participant's Account Balance shall at all times be a bookkeeping entry only and shall not represent any investment made on his or her behalf by the Company or the Trust; the Participant shall at all times remain an unsecured creditor of the Company.

     (f) INVESTMENT OF COMPANY MATCHING AND DISCRETIONARY CONTRIBUTION AMOUNTS. Notwithstanding any other provisions in this Plan that may be interpreted to the contrary, a Participant's Annual Company Matching and Discretionary Contribution Amounts shall be deemed invested in UtiliCorp United Inc. Common Stock at all times such amounts are credited to his or her Account Balance.

3.8  FICA AND OTHER TAXES.

     (a) ANNUAL DEFERRAL AMOUNTS. For each Plan Year in which an Annual Deferral Amount is being withheld from a Participant, the Participant's Employer(s) shall withhold from that portion of the Participant's Base Annual Salary that is not being deferred, in a manner determined by the Employer(s), the Participant's share of FICA and other employment taxes on such Annual Deferral Amount and Plan earnings, as applicable. If necessary, the Committee may reduce the Annual Deferral Amount in order to comply with this Section 3.8.

     (b) COMPANY MATCHING AND DISCRETIONARY CONTRIBUTION AMOUNTS. When a Participant becomes vested in a portion of his or her Company Matching and Discretionary Contribution Accounts, the Participant's Employer(s), to the extent required by applicable law, shall withhold from the Participant's Base Annual Salary that is not deferred, in a manner determined by the Employer(s), the Participant's share of FICA and other employment taxes. If necessary, the Committee may reduce the vested portion of the Participant's accounts in order to comply with this Section 3.8, which reduction may subject the Participant to additional taxes.

3.9 DISTRIBUTIONS. The Participant's Employer(s), or the trustee of the Trust, shall withhold from any payments made to a Participant under this Plan all federal, state and local income, employment and other taxes required to be withheld by the Employer(s), or the trustee of the Trust, in connection with such payments, in amounts and in a manner to be determined in the sole discretion of the Employer(s) and the trustee of the Trust.

                                    ARTICLE 4

            UNFORESEEABLE FINANCIAL EMERGENCIES; WITHDRAWAL ELECTION

4.1 WITHDRAWAL PAYOUT/SUSPENSIONS FOR UNFORESEEABLE FINANCIAL EMERGENCIES. If a Participant experiences an Unforeseeable Financial Emergency, the Participant may petition the Committee to (i) suspend any deferrals required to be made by the Participant and/or (ii) receive a partial or full payout from the Plan. The payout shall not exceed the lesser of the Participant's Account Balance, calculated as if such Participant were receiving Termination Benefit, or the amount reasonably needed to satisfy the Unforeseeable Financial Emergency. If, subject to the sole discretion of the Committee, the petition for a suspension and/or payout is approved, suspension shall take effect upon the date of approval and any payout shall be made within 60 days of the date of approval. The payment of any amount under this Section 4.1 shall not be subject to the Deduction Limitation.

4.2 WITHDRAWAL ELECTION. A Participant (or, after a Participant's death, his or her Beneficiary) may elect, at any time, to withdraw all of his or her Account Balance, calculated as if there had occurred a Termination of Employment as of the day of the election, less a withdrawal penalty equal to 10%
     of such amount (the net amount shall be referred to as the "Withdrawal Amount"). This election can be made at any time, before or after Retirement, Disability, death or Termination of Employment, and whether or not the Participant (or Beneficiary) is in the process of being paid pursuant to an installment payment schedule. If made before Retirement, Disability or death, a Participant's Withdrawal Amount shall be his or her Account Balance calculated as if there had occurred a Termination of Employment as of the day of the election. No partial withdrawals of the Withdrawal Amount shall be allowed. The Participant (or his or her Beneficiary) shall make this election by giving the Committee advance written notice of the election in a form determined from time to time by the Committee. The Participant (or his or her Beneficiary) shall be paid the Withdrawal Amount within 60 days of his or her election. Once the Withdrawal Amount is paid, the Participant's participation in the Plan shall terminate and the Participant shall not be eligible to participate in the Plan for eighteen (18) months in the future. The payment of this Withdrawal Amount shall not be subject to the Deduction Limitation.

                                    ARTICLE 5

                               RETIREMENT BENEFIT

5.1 RETIREMENT BENEFIT. Subject to the Deduction Limitation, a Participant who Retires shall receive, as a Retirement Benefit, his or her Account Balance.

5.2 PAYMENT OF RETIREMENT BENEFIT. A Participant in connection with his or her commencement of participation in the Plan, shall elect on an Election Form to receive his or her Retirement Benefit in a lump sum or pursuant to a Quarterly Installment Method over 2 to 15 years. The Participant may annually change his or her election to an alternative payout method by submitting a new Election Form to the Committee, provided, however, the Committee will only honor a Participant's new election if it is submitted to the Committee at least 13 months prior to the Participant's Retirement date. In the event that a Participant Retires before his or her attainment of age 62, the Participant may file a written request with the Committee requesting that the lump sum payment not be made, or installment payments not commence, until after the Participant reaches age sixty-five (65), provided that any such Election Form is submitted at least 13 months prior to the Participant's Retirement date and is accepted by the Committee in its sole discretion. If a Participant does not make any election with respect to the payment of the Retirement Benefit, then such benefit shall be payable in a lump sum. The lump sum payment shall be made, or installment payments shall commence, no later than 60 days after the date the Participant Retires. Any payment made shall be subject to the Deduction Limitation.

5.3 DEATH PRIOR TO COMPLETION OF RETIREMENT BENEFIT. If a Participant dies after Retirement but before his or her Retirement Benefit is paid in full, the Participant's unpaid Retirement Benefit shall be paid to his or her Beneficiary as follows: (i) if the Participant elected to receive his or her Retirement Benefit pursuant to the Quarterly Installment Method, then the Beneficiary shall receive such benefits over the remaining number of quarters and in the same amounts as such benefits would have been paid to the Participant had the Participant survived; or (ii) if the Participant elected to receive his or her Retirement Benefit in the form of a lump sum payment, then the Beneficiary shall receive such benefits in a lump sum payment at the same time that the Participant would have received such payment had the Participant survived. Notwithstanding the foregoing, a Beneficiary may elect, prior to the time that benefits would otherwise be paid pursuant to the preceding sentence, a complete withdrawal of the benefits to which he or she is entitled in accordance with Section 4.2.

                                    ARTICLE 6

                         PRE-RETIREMENT SURVIVOR BENEFIT

6.1 PRE-RETIREMENT SURVIVOR BENEFIT. Subject to the Deduction Limitation, the Participant's Beneficiary shall receive a Pre-Retirement Survivor Benefit equal to the Participant's Account Balance if the Participant dies before he or she Retires, experiences a Termination of Employment or suffers a Disability.

6.2 PAYMENT OF PRE-RETIREMENT SURVIVOR BENEFIT. A Participant, in connection with his or her commencement of participation in the Plan, shall elect on an Election Form whether the Pre-Retirement Survivor Benefit shall be received by his or her Beneficiary in a lump sum or pursuant to a Quarterly Installment Method over 2 to 15 years. The Participant may annually change this election to an allowable alternative payout period by submitting a new Election Form to the Committee, which form must be accepted by the Committee in its sole discretion. The Election Form most recently accepted by the Committee prior to the Participant's death shall govern the payout of the Participant's Pre-Retirement Survivor Benefit. If a Participant does not make any election with respect to the payment of the Pre-Retirement Survivor Benefit, then such benefit shall be paid in a lump sum. Despite the foregoing, if the Participant's Account Balance at the time of his or her death is less than $25,000, payment of the Pre-Retirement Survivor Benefit may be made, in the sole discretion of the Committee, in a lump sum or pursuant to a Quarterly Installment Method over not more than 5 years. The lump sum payment shall be made, or installment payments shall commence, no later than 60 days after the date the Committee is provided with proof that is satisfactory to the Committee of the Participant's death. Any payment made shall be subject to the Deduction Limitation.

                                    ARTICLE 7
                               TERMINATION BENEFIT

7.1 TERMINATION BENEFIT. Subject to the Deduction Limitation, the Participant shall receive a Termination Benefit, which shall be equal to the Participant's Account Balance if a Participant experiences a Termination of Employment prior to his or her Retirement, death or Disability.

7.2 PAYMENT OF TERMINATION BENEFIT. The Termination Benefit shall be paid in a lump sum. The lump sum payment shall be made, or installment payments shall commence, no later than 60 days after the date of the Participant's Termination of Employment. Any payment made shall be subject to the Deduction Limitation.

                                    ARTICLE 8

                          DISABILITY WAIVER AND BENEFIT

8.1  DISABILITY WAIVER.

     (a) WAIVER OF DEFERRAL. A Participant who is determined by the Committee to be suffering from a Disability shall be excused from fulfilling that portion of the Annual Deferral Amount commitment that would otherwise have been withheld from a Participant's Base

          Annual Salary for the Plan Year during which the Participant first suffers a Disability. During the period of Disability, the Participant shall not be allowed to make any additional deferral elections, but will continue to be considered a Participant for all other purposes of this Plan.

     (b) RETURN TO WORK. If a Participant returns to employment with an Employer, after a Disability ceases, the Participant may elect to defer an Annual Deferral Amount for the Plan Year following his or her return to employment or service and for every Plan Year thereafter while a Participant in the Plan; provided such deferral elections are otherwise allowed and an Election Form is delivered to and accepted by the Committee for each such election in accordance with Section 3.2 above.

8.2 CONTINUED ELIGIBILITY; DISABILITY BENEFIT. A Participant suffering a Disability shall, for benefit purposes under this Plan, continue to be considered to be employed, or in the service of an Employer and shall be eligible for the benefits provided for in Article 4, 5, 6 or 7 in accordance with the provisions of those Articles. Notwithstanding the above, the Committee shall have the right to, in its sole and absolute discretion and for purposes of this Plan only, and must in the case of a Participant who is otherwise eligible to Retire, deem the Participant to have experienced a Termination of Employment, or in the case of a Participant who is eligible to Retire, to have Retired, at any time (or in the case of a Participant who is eligible to Retire, as soon as practicable) after such Participant is determined to be suffering a Disability, in which case the Participant shall receive a Disability Benefit equal to his or her Account Balance at the time of the Committee's determination; provided, however, that should the Participant otherwise have been eligible to Retire, he or she shall be paid in accordance with
     Article 5. The Disability Benefit shall be paid in a lump sum within 60 days of the Committee's exercise of such right. Any payment made shall be subject to the Deduction Limitation.

                                    ARTICLE 9

                             BENEFICIARY DESIGNATION

9.1 BENEFICIARY. Each Participant shall have the right, at any time, to designate his or her Beneficiary(ies) (both primary as well as contingent) to receive any benefits payable under the Plan to a beneficiary upon the death of a Participant. The Beneficiary designated under this Plan may be the same as or different from the Beneficiary designation under any other plan of an Employer in which the Participant participates.

9.2 BENEFICIARY DESIGNATION; CHANGE. A Participant shall designate his or her Beneficiary by completing and signing the Beneficiary Designation Form, and returning it to the Committee or its designated agent. A Participant shall have the right to change a Beneficiary by completing, signing and otherwise complying with the terms of the Beneficiary Designation Form and the Committee's rules and procedures, as in effect from time to time.

9.3 ACKNOWLEDGMENT. No designation or change in designation of a Beneficiary shall be effective until received and acknowledged in writing by the Committee or its designated agent.

9.4 NO BENEFICIARY DESIGNATION. If a Participant fails to designate a Beneficiary as provided in Sections 9.1, 9.2 and 9.3 above or, if all designated Beneficiaries predecease the Participant or die prior to complete distribution of the Participant's benefits, then the Participant's designated

     Beneficiary shall be deemed to be his or her surviving spouse. If the Participant has no surviving spouse, the benefits remaining under the Plan to be paid to a Beneficiary shall be payable to the executor or personal representative of the Participant's estate.

9.5 DOUBT AS TO BENEFICIARY. If the Committee has any doubt as to the proper Beneficiary to receive payments pursuant to this Plan, the Committee shall have the right, exercisable in its discretion, to cause the Participant's Employer to withhold such payments until this matter is resolved to the Committee's satisfaction.

9.6 DISCHARGE OF OBLIGATIONS. The payment of benefits under the Plan to a Beneficiary shall fully and completely discharge all Employers and the Committee from all further obligations under this Plan with respect to the Participant, and that Participant's Plan Agreement shall terminate upon such full payment of benefits.

                                   ARTICLE 10

                                LEAVE OF ABSENCE

10.1 PAID LEAVE OF ABSENCE. If a Participant is authorized by the Participant's Employer for any reason to take a paid leave of absence from the employment of the Employer, the Participant shall continue to be considered employed by the Employer and the Annual Deferral Amount shall continue to be withheld during such paid leave of absence in accordance with Section 3.3.

10.2 UNPAID LEAVE OF ABSENCE. If a Participant is authorized by the Participant's Employer for any reason to take an unpaid leave of absence from the employment of the Employer, the Participant shall continue to be considered employed by the Employer and the Participant shall be excused from making deferrals until the earlier of the date the leave of absence expires or the Participant returns to a paid employment status. Upon such expiration or return, deferrals shall resume for the remaining portion of the Plan Year in which the expiration or return occurs, based on the deferral election, if any, made for that Plan Year. If no election was made for that Plan Year, no deferral shall be withheld.

                                   ARTICLE 11

                     TERMINATION, AMENDMENT OR MODIFICATION

11.1 TERMINATION. Although each Employer anticipates that it will continue the Plan for an indefinite period of time, there is no guarantee that any Employer will continue the Plan or will not terminate the Plan at any time in the future. Accordingly, each Employer reserves the right to discontinue its sponsorship of the Plan and/or to terminate the Plan at any time with respect to any or all of its participating Employees by action of its board of directors. Upon the termination of the Plan with respect to any Employer, the Plan Agreements of the affected Participants who are employed by that Employer shall terminate and their Account Balances, determined as if they had experienced a Termination of Employment on the date of Plan termination or, if Plan termination occurs after the date upon which a Participant was eligible to Retire, then with respect to that Participant as if he or she had Retired on the date of Plan termination, shall be paid to the Participants as follows: Prior to a Change in Control, if the Plan is terminated with respect to all of its Participants, an Employer shall have the right, in its sole discretion, and notwithstanding any elections made by the Participant, to pay such benefits in a lump sum or pursuant to a Quarterly Installment Method of up to 15 years, with amounts credited and debited during the installment period as provided herein. If the Plan is terminated with respect to less than all of its Participants, an Employer shall be required to pay such benefits in a lump sum. After a Change in Control, the Employer shall be required to pay such benefits in a lump sum. The termination of the Plan shall not adversely affect any Participant or Beneficiary who has become entitled to the payment of any benefits under the Plan as of the date of termination; provided however, that the Employer shall have the right to accelerate installment payments without a premium or prepayment penalty by paying the Account Balance in a lump sum or pursuant to a Quarterly Installment Method using fewer quarters (provided that the present value of all payments that will have been received by a Participant at any given point of time under the different payment schedule shall equal or exceed the present value of all payments that would have been received at that point in time under the original payment schedule).

11.2 AMENDMENT. Any Employer may, at any time, amend or modify the Plan in whole or in part with respect to that Employer by the action of its board of directors; provided, however, that no amendment or modification shall be effective to decrease or restrict the value of a Participant's Account Balance in existence at the time the amendment or modification is made, calculated as if the Participant had experienced a Termination of Employment as of the effective date of the amendment or modification or, if the amendment or modification occurs after the date upon which the Participant was eligible to Retire, the Participant had Retired as of the effective date of the amendment or modification. The amendment or modification of the Plan shall not affect any Participant or Beneficiary who has become entitled to the payment of benefits under the Plan as of the date of the amendment or modification; provided, however, that the Employer shall have the right to accelerate installment payments by paying the Account Balance in a lump sum or pursuant to a Quarterly Installment Method using fewer quarters (provided that the present value of all payments that will have been received by a Participant at any given point of time under the different payment schedule shall equal or exceed the present value of all payments that would have been received at that point in time under the original payment schedule).

11.3 PLAN AGREEMENT. Despite the provisions of Sections 11.1 and 11.2 above, if a Participant's Plan Agreement contains benefits or limitations that are not in this Plan document, the Employer may only amend or terminate such provisions with the consent of the Participant.

11.4 EFFECT OF PAYMENT. The full payment of the applicable benefit under Article 4, 5, 6, 7 or 8 of the Plan shall completely discharge all obligations to a Participant and his or her designated Beneficiaries under this Plan and the Participant's Plan Agreement shall terminate.

                                   ARTICLE 12

                                 ADMINISTRATION

12.1 COMMITTEE DUTIES. This Plan shall be administered by a Committee which shall consist of the Board, or such committee as the Board shall appoint. Members of the Committee may be Participants under this Plan. The Committee shall also have the discretion and authority to (i) make, amend, interpret, and enforce all appropriate rules and regulations for the administration of this Plan and (ii) decide or resolve any and all questions including interpretations of this Plan, as may arise in connection with the Plan. Any individual serving on the Committee who is a Participant shall not vote or act on any matter relating solely to himself or herself. When making a determination or calculation, the Committee shall be entitled to rely on information furnished by a Participant or the Company.

12.2 AGENTS. In the administration of this Plan, the Committee may, from time to time, employ agents and delegate to them such administrative duties as it sees fit (including acting through a duly appointed representative) and may from time to time consult with counsel who may be counsel to any Employer.

12.3 BINDING EFFECT OF DECISIONS. The decision or action of the Committee with respect to any question arising out of or in connection with the administration, interpretation and application of the Plan and the rules and regulations promulgated hereunder shall be final and conclusive and binding upon all persons having any interest in the Plan.

12.4 INDEMNITY OF COMMITTEE. All Employers shall indemnify and hold harmless the members of the Committee, and any Employee to whom the duties of the Committee may be delegated, against any and all claims, losses, damages, expenses or liabilities arising from any action or failure to act with respect to this Plan, except in the case of willful misconduct by the Committee or any of its members or any such Employee.

12.5 EMPLOYER INFORMATION. To enable the Committee to perform its functions, each Employer shall supply full and timely information to the Committee on all matters relating to the compensation of its Participants, the date and circumstances of the Retirement, Disability, death or Termination of Employment of its Participants, and such other pertinent information as the Committee may reasonably require.

                                   ARTICLE 13

                          OTHER BENEFITS AND AGREEMENTS

13.1 COORDINATION WITH OTHER BENEFITS. The benefits provided for a Participant and Participant's Beneficiary under the Plan are in addition to any other benefits available to such Participant under any other plan or program for employees of the Participant's Employer. The Plan shall supplement and shall not supersede, modify or amend any other such plan or program except as may otherwise be expressly provided.

                                   ARTICLE 14

                                CLAIMS PROCEDURES

14.1 PRESENTATION OF CLAIM. Any Participant or Beneficiary of a deceased Participant (such Participant or Beneficiary being referred to below as a "Claimant") may deliver to the Committee a written claim for a determination with respect to the amounts distributable to such Claimant from the Plan. If such a claim relates to the contents of a notice received by the Claimant, the claim must be made within 60 days after such notice was received by the Claimant. All other claims must be made within 180 days of the date on which the event that caused the claim to arise occurred. The claim must state with particularity the determination desired by the Claimant.

14.2 NOTIFICATION OF DECISION. The Committee shall consider a Claimant's claim within 90 days (unless special circumstances require additional time) a reasonable time, and shall notify the Claimant in writing:

     (a) that the Claimant's requested determination has been made, and that the claim has been allowed in full; or

     (b) that the Committee has reached a conclusion contrary, in whole or in part, to the Claimant's requested determination, and such notice must set forth in a manner calculated to be understood by the Claimant:

          (i) the specific reason(s) for the denial of the claim, or any part of it;

          (ii) specific reference(s) to pertinent provisions of the Plan upon which such denial was based;

          (iii) a description of any additional material or information necessary for the Claimant to perfect the claim, and an explanation of why such material or information is necessary; and

          (iv) an explanation of the claim review procedure set forth in Section
               14.3 below.

14.3 REVIEW OF A DENIED CLAIM. Within 60 days after receiving a notice from the Committee that a claim has been denied, in whole or in part, a Claimant (or the Claimant's duly authorized representative) may file with the Committee a written request for a review of the denial of the claim. Thereafter, but not later than 30 days after the review procedure began, the Claimant (or the Claimant's duly authorized representative):

     (a)  may review pertinent documents;

     (b)  may submit written comments or other documents; and/or

     (c) may request a hearing, which the Committee, in its sole discretion, may grant.

14.4 DECISION ON REVIEW. The Committee shall render its decision on review promptly, and not later than 60 days after the filing of a written request for review of the denial, unless a hearing is held or other special circumstances require additional time, in which case the Committee's decision must be rendered within 120 days after such date. Such decision must be written in a manner calculated to be understood by the Claimant, and it must contain:

     (a)  specific reasons for the decision;

     (b) specific reference(s) to the pertinent Plan provisions upon which the decision was based; and

     (c)  such other matters as the Committee deems relevant.

14.5 LEGAL ACTION. A Claimant's compliance with the foregoing provisions of this
     Article 14 is a mandatory prerequisite to a Claimant's right to commence any legal action with respect to any claim for benefits under this Plan.

                                   ARTICLE 15

                                      TRUST

15.1 ESTABLISHMENT OF THE TRUST. The Company shall establish the Trust, and each Employer shall at least annually transfer over to the Trust such assets as the Employer determines, in its sole discretion, are necessary to provide, on a present value basis, for its respective future liabilities created with respect to the Annual Deferral Amounts and Company Matching Amounts for such Employer's Participants for all periods prior to the transfer, as well as any debits and credits to the Participants' Account Balances for all periods prior to the transfer, taking into consideration the value of the assets in the trust at the time of the transfer.

15.2 INTERRELATIONSHIP OF THE PLAN AND THE TRUST. The provisions of the Plan and the Plan Agreement shall govern the rights of a Participant to receive distributions pursuant to the Plan. The provisions of the Trust shall govern the rights of the Employers, Participants and the creditors of the Employers to the assets transferred to the Trust. Each Employer shall at all times remain liable to carry out its obligations under the Plan.

15.3 DISTRIBUTIONS FROM THE TRUST. Each Employer's obligations under the Plan may be satisfied with Trust assets distributed pursuant to the terms of the Trust, and any such distribution shall reduce the Employer's obligations under this Plan.

                                   ARTICLE 16

                                  MISCELLANEOUS

16.1 STATUS OF PLAN. The Plan is intended to be a plan that is not qualified within the meaning of Code Section 401(a) and that "is unfunded and is maintained by an employer primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employee" within the meaning of ERISA Sections 201(2), 301(a)(3) and 401(a)(1). The Plan shall be administered and interpreted to the extent possible in a manner consistent with that intent.

16.2 UNSECURED GENERAL CREDITOR. Participants and their Beneficiaries, heirs, successors and assigns shall have no legal or equitable rights, interests or claims in any property or assets of an Employer. For purposes of the payment of benefits under this Plan, any and all of an Employer's assets shall be, and remain, the general, unpledged unrestricted assets of the Employer. An Employer's obligation under the Plan shall be merely that of an unfunded and unsecured promise to pay money in the future.

16.3 EMPLOYER'S LIABILITY. An Employer's liability for the payment of benefits shall be defined only by the Plan and the Plan Agreement, as entered into between the Employer and a Participant. An Employer shall have no obligation to a Participant under the Plan except as expressly provided in the Plan and his or her Plan Agreement.

16.4 NONASSIGNABILITY. Neither a Participant nor any other person shall have any right to commute, sell, assign, transfer, pledge, anticipate, mortgage or otherwise encumber, transfer, hypothecate, alienate or convey in advance of actual receipt, the amounts, if any, payable hereunder, or any part thereof, which are, and all rights to which are expressly declared to be, unassignable and non-transferable. No part of the amounts payable shall, prior to actual payment, be subject to seizure, attachment, garnishment or sequestration for the payment of any debts, judgments, alimony or separate maintenance owed by a Participant or any other person, be transferable by operation of law in the event of a Participant's or any other person's bankruptcy or insolvency or be transferable to a spouse as a result of a property settlement or otherwise.

16.5 NOT A CONTRACT OF EMPLOYMENT. The terms and conditions of this Plan shall not be deemed to constitute a contract of employment between any Employer and the Participant. Such employment is hereby acknowledged to be an "at will" employment relationship that can be terminated at any time for any reason, or no reason, with or without cause, and with or without notice, unless expressly provided in a written employment agreement. Nothing in this Plan shall be deemed to give a Participant the right to be retained in the service of any Employer as an Employee or to interfere with the right of any Employer to discipline or discharge the Participant at any time.

16.6 FURNISHING INFORMATION. A Participant or his or her Beneficiary will cooperate with the Committee by furnishing any and all information requested by the Committee and take such other actions as may be requested in order to facilitate the administration of the Plan and the payments of benefits hereunder, including but not limited to taking such physical examinations as the Committee may deem necessary.

16.7 TERMS. Whenever any words are used herein in the masculine, they shall be construed as though they were in the feminine in all cases where they would so apply; and whenever any words are used herein in the singular or in the plural, they shall be construed as though they were used in the plural or the singular, as the case may be, in all cases where they would so apply.

16.8 CAPTIONS. The captions of the articles, sections and paragraphs of this Plan are for convenience only and shall not control or affect the meaning or construction of any of its provisions.

16.9 GOVERNING LAW. Subject to ERISA, the provisions of this Plan shall be construed and interpreted according to the internal laws of the State of Missouri without regard to its conflicts of laws principles.

16.10 NOTICE. Any notice or filing required or permitted to be given to the Committee under this Plan shall be sufficient if in writing and hand-delivered, or sent by registered or certified mail, to the address below:

                      Mr. Phil Beyer
                      Director of Benefits
                      UtiliCorp United Inc.
                      20 West Ninth Street
                      Kansas City, MO  64105-1711

     Such notice shall be deemed given as of the date of delivery or, if delivery is made by mail, as of the date shown on the postmark on the receipt for registration or certification.

     Any notice or filing required or permitted to be given to a Participant under this Plan shall be sufficient if in writing and hand-delivered, or sent by mail, to the last known address of the Participant.

16.11 SUCCESSORS. The provisions of this Plan shall bind and inure to the benefit of the Participant's Employer and its successors and assigns and the Participant and the Participant's designated Beneficiaries.

16.12 SPOUSE'S INTEREST. The interest in the benefits hereunder of a spouse of a Participant who has predeceased the Participant shall automatically pass to the Participant and shall not be transferable by such spouse in any manner, including but not limited to such spouse's will, nor shall such interest pass under the laws of intestate succession.

16.13 VALIDITY. In case any provision of this Plan shall be illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts hereof, but this Plan shall be construed and enforced as if such illegal or invalid provision had never been inserted herein.

16.14 INCOMPETENT. If the Committee determines in its discretion that a benefit under this Plan is to be paid to a minor, a person declared incompetent or to a person incapable of handling the disposition of that person's property, the Committee may direct payment of such benefit to the guardian, legal representative or person having the care and custody of such minor, incompetent or incapable person. The Committee may require proof of minority, incompetence, incapacity or guardianship, as it may deem appropriate prior to distribution of the benefit. Any payment of a benefit shall be a payment for the account of the Participant and the Participant's Beneficiary, as the case may be, and shall be a complete discharge of any liability under the Plan for such payment amount.

16.15 COURT ORDER. The Committee is authorized to make any payments directed by court order in any action in which the Plan or the Committee has been named as a party. In addition, if a court determines that a spouse or former spouse of a Participant has an interest in the Participant's benefits under the Plan in connection with a property settlement or otherwise, the Committee, in its sole discretion, shall have the right, notwithstanding any election made by a Participant, to immediately distribute the spouse's or former spouse's interest in the Participant's benefits under the Plan to that spouse or former spouse.

16.16 DISTRIBUTION IN THE EVENT OF TAXATION.

     (a) IN GENERAL. If, for any reason, all or any portion of a Participant's benefits under this Plan becomes taxable to the Participant prior to receipt, a Participant may petition the Committee before a Change in Control, or the trustee of the Trust after a Change in Control, for a distribution of that portion of his or her benefit that has become taxable. Upon the grant of such a petition, which grant shall not be unreasonably withheld (and, after a Change in Control, shall be granted), a Participant's Employer shall distribute to the Participant immediately available funds in an amount equal to the taxable portion of his or her benefit (which amount shall not exceed a Participant's unpaid Account Balance under the Plan). If the petition is granted, the tax liability distribution shall be made within 90 days of the date when the Participant's petition is granted. Such a distribution shall affect and reduce the benefits to be paid under this Plan.

     (b) TRUST. If the Trust terminates in accordance with its terms and benefits are distributed from the Trust to a Participant in accordance with that Section, the Participant's benefits under this Plan shall be reduced to the extent of such distributions.

16.17 INSURANCE. The Employers, on their own behalf or on behalf of the trustee of the Trust, and, in their sole discretion, may apply for and procure insurance on the life of the Participant, in such amounts and in such forms as the Trust may choose. The Employers or the trustee of the Trust, as the case may be, shall be the sole owner and beneficiary of any such insurance. The Participant shall have no interest whatsoever in any such policy or policies, and at the request of the

     Employers shall submit to medical examinations and supply such information and execute such documents as may be required by the insurance company or companies to whom the Employers have applied for insurance.

16.18 LEGAL FEES TO ENFORCE RIGHTS AFTER CHANGE IN CONTROL. The Company and each Employer is aware that upon the occurrence of a Change in Control, the Board or the board of directors of a Participant's Employer (which might then be composed of new members) or a shareholder of the Company or the Participant's Employer, or of any successor corporation might then cause or attempt to cause the Company, the Participant's Employer or such successor to refuse to comply with its obligations under the Plan and might cause or attempt to cause the Company or the Participant's Employer to institute, or may institute, litigation seeking to deny Participants the benefits intended under the Plan. In these circumstances, the purpose of the Plan could be frustrated. Accordingly, if, following a Change in Control, it should appear to any Participant that the Company, the Participant's Employer or any successor corporation has failed to comply with any of its obligations under the Plan or any agreement thereunder or, if the Company, such Employer or any other person takes any action to declare the Plan void or unenforceable or institutes any litigation or other legal action designed to deny, diminish or to recover from any Participant the benefits intended to be provided, then the Company and the Participant's Employer irrevocably authorize such Participant to retain counsel of his or her choice at the expense of the Company and the Participant's Employer (who shall be jointly and severally liable) to represent such Participant in connection with the initiation or defense of any litigation or other legal action, whether by or against the Company, the Participant's Employer or any director, officer, shareholder or other person affiliated with the Company, the Participant's Employer or any successor thereto in any jurisdiction.